UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2008

Keryx Biopharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30929 (Commission File Number)	13-4087132 (IRS Employer Identification No.)

750 Lexington Avenue
New York, New York 10022
(Address of Principal Executive Offices)

(212) 531-5965
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01 Other Events.

On October 21, 2008, Keryx Biopharmaceuticals, Inc. (the “Company”) was notified by The Nasdaq Stock Market LLC (“Nasdaq”) that the bid price and market value of publicly traded securities requirements for continued listing on Nasdaq had been temporarily suspended. Nasdaq informed the Company that it had until January 23, 2009, to comply with the minimum bid price requirement. As a result, the Company issued a press release, a copy of which is filed as Exhibit 99 hereto, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc. (Registrant)
Date: October 23, 2008

	By:	/s/ James F. Oliviero
James F. Oliviero
Vice President, Finance

INDEX TO EXHIBITS
INDEX TO EXHIBITS

Exhibit Number	Description

99	Press Release dated October 23, 2008